Exhibit 10.8

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

Dated as of August 12, 2015

i

REGISTRATION RIGHTS AGREEMENT, dated as of August 12, 2015 (this “Agreement”), among Fidelity National Information Services, Inc., a Georgia corporation (the “Company”), and each of the persons whose name appears on the signature pages hereto

W I T N E S S E T H:

WHEREAS, on the date hereof, the Company, SunGard, a Delaware corporation (“Seahawk”), SunGard Capital Corp. II, a Delaware corporation (“SCCII”), Seahawk Merger Sub 1, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub 1”), Seahawk Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub 2”), and Seahawk Merger Sub 3, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub 3”), intend to enter into an Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”) pursuant to which, among other things, Merger Sub 1 will be merged with and into Seahawk, followed by a merger of Seahawk with and into Merger Sub 2, and Merger Sub 3 will be merged with and into SCCII, followed by a merger of SCCII with and into Merger Sub 2 (collectively, the “Mergers”) with Merger Sub 2 continuing as the surviving company and a wholly owned subsidiary of the Company, on the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, pursuant to and subject to the terms and conditions of the Merger Agreement, each share of outstanding common stock of Seahawk, par value $0.01 per share and each outstanding share of preferred stock of SCCII shall be converted in the Mergers into (i) shares of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) and/or (ii) cash, on the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, pursuant to and subject to the terms and conditions of the Merger Agreement, in connection with the Mergers, the Sponsors are expected to receive shares of Company Common Stock (the shares of Company Common Stock received by the Sponsors in the Mergers, the “Shares”); and

WHEREAS, the Company has agreed to grant the Sponsors registration rights in respect of the Shares, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I

REGISTRATION

1.1. Demand Registrations.

(a) Subject to the terms and conditions hereof, solely during any period when the Company is not eligible under Applicable Law to register Registrable Securities on Form S-3 pursuant to Section 1.3, or when the Company is so eligible but has failed to comply with its obligations under Section 1.3, any Demand Stockholders (“Requesting Stockholders”) shall be entitled to make an unlimited number of written requests of the Company (each, a “Demand”) for registration under the Securities Act of an amount of Registrable Securities then held by such Requesting Stockholders that equals or is greater than the Registrable Amount (a “Demand Registration”). Thereupon the Company will, subject to the terms of this Agreement, use its reasonable best efforts to effect the registration as promptly as practicable under the Securities Act of:

(i) the Registrable Securities which the Company has been so requested to register by the Requesting Stockholders for disposition in accordance with the intended method of disposition stated in such Demand;

(ii) all other Registrable Securities which the Company has been requested to register pursuant to Section 1.1(b), but subject to Section 1.1(g); and

(iii) all shares of Company Common Stock which the Company may elect to register in connection with any offering of Registrable Securities pursuant to this Section 1.1, but subject to Section 1.1(g);

all to the extent necessary to permit the disposition (in accordance with the intended methods thereof) of the Registrable Securities and the additional shares of Company Common Stock, if any, to be so registered.

(b) A Demand shall specify (i) the aggregate number of Registrable Securities requested to be registered in such Demand Registration, (ii) the intended method of disposition in connection with such Demand Registration, to the extent then known and (iii) the identity of the Requesting Stockholder(s). Within three (3) Business Days after receipt of a Demand, the Company shall give written notice of such Demand to all other holders of Registrable Securities. The Company shall include in the Demand Registration covered by such Demand all Registrable Securities with respect to which the Company has received a written request for inclusion therein within ten (10) days after the Company’s notice required by this paragraph has been given, subject to Section 1.1(g). Each such written request shall comply with the requirements of a Demand as set forth in this Section 1.1(b).

(c) A Demand Registration shall not be deemed to have been effected and shall not count as a Demand Registration (i) unless a registration statement with respect thereto has become effective and has remained effective for a period of at least one hundred eighty (180) days or such shorter period in which all Registrable Securities included in such Demand Registration have actually been sold thereunder (provided, that such period shall be extended for a period of time equal to the period the holder of Registrable Securities refrains from selling any securities included in such registration statement at the request of the Company or the lead managing underwriter(s) pursuant to the provisions of this Agreement) or (ii) if, after it has become effective, such Demand Registration becomes subject, prior to one hundred eighty (180) days after effectiveness, to any stop order, injunction or other order or requirement of the Commission or other Governmental Authority, other than by reason of any act or omission by the applicable Selling Stockholders.

(d) Demand Registrations shall be on such appropriate registration form of the Commission as shall be selected by the Company and reasonably acceptable to the Requesting Stockholders.

(e) The Company shall not be obligated to (i) subject to Section 1.1(c), maintain the effectiveness of a registration statement under the Securities Act filed pursuant to a Demand Registration for a period longer than one hundred eighty (180) days or (ii) effect any Demand Registration (A) within six months of a “firm commitment” Underwritten Offering in which all Demand Stockholders were offered “piggyback” rights pursuant to Section 1.2 (subject to Section 1.2(b)) and at least 90% of the number of Registrable Securities requested by such Requesting Stockholders to be included in such Demand Registration were included and sold, (B) within six months of the completion of any other Demand Registration (including, for the avoidance of doubt, any Underwritten Offering pursuant to any Shelf Registration Statement), or (C) if, in the Company’s reasonable judgment, it is not feasible for the Company to proceed with the Demand Registration because of the unavailability of audited or other required financial statements; provided, that the Company shall use its reasonable best efforts to obtain such financial statements as promptly as practicable.

(f) The Company shall be entitled to postpone (upon written notice to the Requesting Stockholders) the filing or the effectiveness of a registration statement for any Demand Registration in the event of a Blackout Period until the expiration of the applicable Blackout Period. In the event of a Blackout Period, the Company shall deliver to the Requesting Stockholders requesting registration a certificate signed by either the chief executive officer or the chief financial officer of the Company certifying that, in the good faith judgment of the Company, the conditions described in the definition of Blackout Period are met.

(g) If, in connection with a Demand Registration that involves an Underwritten Offering, the lead managing underwriter(s) advise(s) the Company that, in its (their) opinion, the inclusion of all of the securities sought to be registered in connection with such Demand Registration would adversely affect the success thereof, then the Company shall include in such registration statement only such securities as the Company is advised by such lead managing underwriter(s) can be sold without such adverse effect as follows and in the following order of priority: (i) first, up to the number of Registrable Securities requested to be included in such Demand Registration by the Requesting Stockholders, which, in the opinion of the lead managing underwriter(s), can be sold without adversely affecting the success thereof, pro rata among such Requesting Stockholders on the basis of the number of such Registrable Securities requested to be included by such Requesting Stockholders; (ii) second, up to the number of Registrable Securities requested to be included in such Demand Registration by other Demand Stockholders, pro rata on the basis of the amount of such Registrable Securities requested to be included by such holders; (iii) third, securities the Company proposes to sell; and (iv) fourth, all other securities of the Company duly requested to be included in such registration statement by other persons, pro rata on the basis of the amount of such other securities requested to be included or such other allocation method determined by the Company.

(h) Any time that a Demand Registration involves an Underwritten Offering, the Requesting Stockholder(s) shall select the investment banker(s) and manager(s) that will serve as managing underwriters (including which such managing underwriters will serve as lead or co-lead) and underwriters with respect to the offering of such Registrable Securities; provided, that such investment banker(s) and manager(s) shall be reasonably acceptable to the Company (such approval not to be unreasonably withheld, conditioned or delayed).

1.2. Piggyback Registrations.

(a) Subject to the terms and conditions hereof, whenever the Company proposes to register any Company Common Stock under the Securities Act for its own account or for the account of other persons who are not Demand Stockholders (other than a registration by the Company (i) on Form S-4 or any successor form thereto, (ii) on Form S-8 or any successor form thereto, (iii) if the Registrable Securities are then registered pursuant to a Shelf Registration Statement or (iv) pursuant to Section 1.1) (a “Piggyback Registration”), the Company shall give all Demand Stockholders prompt written notice thereof (but not less than ten days prior to the filing by the Company with the Commission of any registration statement with respect thereto). Such notice (a “Piggyback Notice”) shall specify the number of shares of Company Common Stock proposed to be registered, the proposed date of filing of such registration statement with the Commission, the proposed means of distribution, the proposed managing underwriter(s) (if any) and a good faith estimate by the Company of the proposed minimum offering price of such shares of Company Common Stock, in each case to the extent then known. Subject to Section 1.2(b), the Company shall include in each such Piggyback Registration all Registrable Securities held by Demand Stockholders (a “Piggyback Seller”) with respect to which the Company has received written requests (which written requests shall specify the number of Registrable Securities requested to be disposed of by such Piggyback Seller) for inclusion therein within ten (10) days after such Piggyback Notice is received by such Piggyback Seller.

(b) If, in connection with a Piggyback Registration that involves an Underwritten Offering, the lead managing underwriter(s) advises the Company that, in its opinion, the inclusion of all the shares of Company Common Stock sought to be included in such Piggyback Registration by (i) the Company, (ii) other Persons who have sought to have shares of Company Common Stock registered in such Piggyback Registration pursuant to rights to demand (other than pursuant to so-called “piggyback” or other incidental or participation registration rights) such registration (such Persons being “Other Demanding Sellers”), (iii) the Piggyback Sellers and (iv) any other proposed sellers of shares of Company Common Stock (such Persons being “Other Proposed Sellers”), as the case may be, would adversely affect the success thereof, then the Company shall include in the registration statement applicable to such Piggyback Registration only such shares of Company Common Stock as the Company is so advised by such lead managing underwriter(s) can be sold without such an effect, as follows and in the following order of priority:

(i) if the Piggyback Registration relates to an offering for the Company’s own account, then (A) first, such number of shares of Company Common Stock to be sold by the Company as the Company, in its reasonable judgment and acting in good faith and in accordance with sound financial practice, shall have determined, (B) second, Registrable Securities of Piggyback Sellers, pro rata on the basis of the number of Registrable Securities proposed to be sold by such Piggyback Sellers, (C) third, shares of Company Common Stock sought to be registered by Other Demanding Sellers, pro rata on the basis of the number of shares of Company Common Stock proposed to be sold by such Other Demanding Sellers and (D) fourth, other shares of Company Common Stock proposed to be sold by any Other Proposed Sellers; or

(ii) if the Piggyback Registration relates to an offering other than for the Company’s own account, then (A) first, such number of shares of Company Common Stock sought to be registered by each Other Demanding Seller pro rata in proportion to the number of securities sought to be registered by all such Other Demanding Sellers, (B) second, Registrable Securities of Piggyback Sellers, pro rata on the basis of the number of shares of Company Common Stock proposed to be sold by such Piggyback Sellers, (C) third, shares of Company Common Stock to be sold by the Company and (D) fourth, other shares of Company Common Stock proposed to be sold by any Other Proposed Sellers.

(c) For clarity, in connection with any Underwritten Offering under this Section 1.2, the Company shall not be required to include the Registrable Securities of a Piggyback Seller in the Underwritten Offering unless such Piggyback Seller accepts the terms of the underwriting as agreed upon between the Company and the lead managing underwriter(s), which shall be selected by the Company.

(d) If, at any time after giving written notice of its intention to register any shares of Company Common Stock as set forth in this Section 1.2 and prior to the time the registration statement filed in connection with such Piggyback Registration is declared effective, the Company shall determine for any reason not to register such shares of Company Common Stock, the Company may, at its election, give written notice of such determination to the Piggyback Sellers within five (5) Business Days thereof and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such particular withdrawn or abandoned Piggyback Registration; provided, that Demand Stockholders may continue the registration as a Demand Registration pursuant to the terms of Section 1.1.

1.3. Shelf Registration Statement.

(a) Unless the Company is not a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) at the effective time of the Mergers or otherwise ineligible to offer securities under or file with automatic effectiveness, the Company shall file, as promptly as reasonable practicable following the effective time of the Mergers (which, for the avoidance of doubt, shall be within five (5) Business Days of the effective time of the Mergers), a registration statement on Form S-3 or any successor form thereto (“Form S-3”) providing for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (a “Shelf Registration Statement”) in the form of an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) or any successor form thereto registering all Registrable Securities then held by the Demand Stockholders. If the Company is not expected to be a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) immediately following the effective time of the Mergers, then, subject to the availability of a registration statement on Form S-3 to the Company, any of the Demand Stockholders may by written notice delivered to the Company (the “Shelf Notice”) require the Company to file as soon as reasonably practicable, and to use reasonable best efforts to cause to be declared effective by the Commission as soon as reasonably practicable after such filing date, a Shelf Registration Statement relating to the offer and sale, from time to time, of an amount of Registrable Securities then held by such Demand Stockholders that equals or is greater than the Registrable Amount.

(b) Within ten (10) days after receipt of a Shelf Notice pursuant to Section 1.3(a), the Company will deliver written notice thereof to all other holders of Registrable Securities. Each other holder of Registrable Securities may elect to participate with respect to its Registrable Securities in the Shelf Registration Statement in accordance with the plan and method of distribution set forth, or to be set forth, in such Shelf Registration Statement by delivering to the Company a written request to so participate within ten (10) days after the Shelf Notice is received by any such holder of Registrable Securities.

(c) Subject to Section 1.3(d), the Company will use its reasonable best efforts to keep a Shelf Registration Statement continuously effective until the earlier of (i) the date on which all Registrable Securities covered by the Shelf Registration Statement have been sold thereunder in accordance with the plan and method of distribution disclosed in the prospectus included in the Shelf Registration Statement, or otherwise cease to be Registrable Securities; and (ii) the date on which this Agreement terminates pursuant to Section 3.1.

(d) Notwithstanding anything to the contrary contained in this Agreement, the Company shall be entitled, from time to time, by providing written notice to the Demand Stockholders requesting registration or whose Registrable Securities are registered under the Shelf Registration Statement, to require such Demand Stockholders to suspend the use of the prospectus for sales of Registrable Securities under the Shelf Registration Statement during any Blackout Period. In the event of a Blackout Period, the Company shall deliver to such Demand Stockholders a certificate signed by either the chief executive officer or the chief financial officer of the Company certifying that, in the good faith judgment of the Company, the conditions described in the definition of Blackout Period are met. After the expiration of any Blackout Period and without any further request from a holder of Registrable Securities, the Company to the extent necessary shall as promptly as reasonably practicable prepare a post-effective amendment or supplement to the Shelf Registration Statement or the prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e) At any time that a Shelf Registration Statement is effective, if one or more Demand Stockholders deliver a notice to the Company (a “Take-Down Notice”) stating that such Demand Stockholder(s) intend to sell a Registrable Amount of Registrable Securities on the Shelf Registration Statement in an Underwritten Offering (a “Shelf Offering”), the Company shall promptly, and in a manner reasonably agreed with such Demand Stockholder(s) amend or supplement the Shelf Registration Statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Offering (taking into account, solely in connection with a Marketed Underwritten Shelf Offering, the inclusion of Registrable Securities by any other Demand Stockholders pursuant to this Section 1.3). In connection with any Shelf Offering that is an Underwritten Offering and where the plan of distribution set forth in the applicable Take-Down Notice includes a customary “road show” (including an “electronic road show”) or other substantial marketing effort by the Company and the underwriters (a “Marketed Underwritten Shelf Offering”):

(i) unless the Take-Down Notice is executed by or on behalf of all the Demand Stockholders (even if all the Demand Stockholders are not participating in such Marketed Underwritten Shelf Offering), the Company shall forward the Take-Down Notice to all other Demand Stockholders whose Registrable Securities are included on the Shelf Registration Statement and the Company and such proposing Demand Stockholder(s) shall permit each such holder to include its Registrable Securities included on the Shelf Registration Statement in the Marketed Underwritten Shelf Offering if such holder notifies the proposing Demand Stockholder(s) and the Company within five (5) days after delivery of the Take-Down Notice to such holder; and

(ii) any Marketed Underwritten Shelf Offering shall be subject to the provisions of Section 1.1(e)(ii) as if such Marketed Underwritten Shelf Offering were a Demand Registration (provided, that references therein to six months shall be deemed to refer to four months).

1.4. Withdrawal Rights. Any Demand Stockholder having notified or directed the Company to include any or all of its Registrable Securities in a registration statement under the Securities Act shall have the right to withdraw any such notice or direction with respect to any or all of the Registrable Securities designated by it for registration by giving written notice to such effect to the Company prior to the effective date of such registration statement. In the event of any such withdrawal, the Company shall not include such Registrable Securities in the applicable registration and such Registrable Securities shall continue to be Registrable Securities for all purposes of this Agreement (subject to the other terms and conditions of this Agreement). No such withdrawal shall affect the obligations of the Company with respect to the Registrable Securities not so withdrawn; provided, however, that in the case of a Demand Registration, if such withdrawal shall reduce the number of Registrable Securities sought to be included in such registration below the Registrable Amount, then the Company shall as promptly as practicable give each Demand Stockholder seeking to register Registrable Securities notice to such effect and, within ten (10) days following the mailing of such notice, such Demand Stockholders still seeking registration shall, by written notice to the Company, elect to register additional Registrable Securities to satisfy the Registrable Amount or elect that such registration statement not be filed or, if theretofore filed, be withdrawn. During such ten (10) day period, the Company shall not file such registration statement if not theretofore filed or, if such registration statement has been theretofore filed, the Company shall not seek, and shall use reasonable best efforts to prevent, the effectiveness thereof.

1.5. Holdback Agreements. (a) In connection with any Underwritten Offering in which a Demand Stockholder participates pursuant to Section 1.2, each such Demand Stockholder agrees to enter into customary agreements, including such customary carve-outs and limitations as any such Demand Stockholder may reasonably request, restricting the public sale or distribution of equity securities of the Company (including sales pursuant to Rule 144 under the Securities Act) to the extent required in writing by the lead managing underwriter(s) with respect to an applicable Underwritten Offering during the period commencing on the date of the “pricing” of such Underwritten Offering) and continuing for not more than the lesser of (i) the period to which the Company (subject to customary carve-outs and limitations) is restricted and (ii) sixty (60) days after the date of the “final” prospectus (or “final” prospectus supplement if the Underwritten Offering is made pursuant to a Shelf Registration Statement), pursuant to which such Underwritten Offering shall be made, or such lesser period as is required by the lead managing underwriter(s). Any discretionary waiver or termination of the requirements under the foregoing provisions made by the Company or applicable lead managing underwriter(s) shall apply to each Demand Stockholder on a pro rata basis.

(b) If any Demand Registration involves an Underwritten Offering or in the event of a Marketed Underwritten Shelf Offering, the Company will not effect any public sale or distribution of any common equity (or securities convertible into or exchangeable or exercisable for common equity) (other than a registration statement on Form S-4, Form S-8 or any successor forms thereto) for its own account, within sixty (60) days, after the date of such Underwritten Offering or Marketed Underwritten Shelf Offering, as applicable, except as may otherwise be agreed between the Company and the lead managing underwriter(s) of such Underwritten Offering or Marketed Underwritten Shelf Offering, as applicable.

1.6. Registration Procedures.

(a) If and whenever the Company is required to use reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 1.1, Section 1.2 or Section 1.3, the Company shall as expeditiously as reasonably practicable:

(i) prepare and file with the Commission a registration statement to effect such registration in accordance with the intended method or methods of distribution of such securities and thereafter use reasonable best efforts to cause such registration statement to become and remain effective pursuant to the terms of this Article I provided, however, that the Company may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto; provided, further, that before filing such registration statement or any amendments thereto, the Company will furnish to the Demand Stockholders which are including Registrable Securities in such registration (“Selling Stockholders”), their counsel and the lead managing underwriter(s) and their counsel, if any, copies of all such documents proposed to be filed, which documents will be subject to the review and reasonable comment of such counsel, and other documents reasonably requested by such counsel, including any comment letter from the Commission, and, if requested by such counsel, provide such counsel a reasonable opportunity to participate in the preparation of such registration statement and each prospectus included therein. The Company shall not file any such registration statement or prospectus or any amendments or supplements thereto with respect to a Demand Registration to which the holders of a majority of Registrable Securities held by the Requesting Stockholder(s), their counsel or the lead managing underwriter(s), if any, shall reasonably object, in writing, on a timely basis, unless, in the opinion of the Company, such filing is necessary to comply with Applicable Law;

(ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective pursuant to the terms of this Article I, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

(iii) if requested by the lead managing underwriter(s), if any, or the holders of a majority of the then outstanding Registrable Securities being sold in connection with an Underwritten Offering, promptly include in a prospectus supplement or post-effective amendment such information as the lead managing underwriter(s), if any, and such holders may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received such request; provided, however, that the Company shall not be required to take any actions under this Section 1.6(a)(iii) that are not, in the opinion of counsel for the Company, in compliance with Applicable Law;

(iv) furnish to the Selling Stockholders and each underwriter, if any, of the securities being sold by such Selling Stockholders such number of conformed copies of such registration statement and of each amendment and supplement thereto, such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and each free writing prospectus (as defined in Rule 405 of the Securities Act) (a “Free Writing Prospectus”) utilized in connection therewith and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as such Selling Stockholders and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Selling Stockholders;

(v) use reasonable best efforts to register or qualify or cooperate with the Selling Stockholders, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities covered by such registration statement under such other securities laws or “blue sky” laws of such jurisdictions as the Selling Stockholders and any underwriter of the securities being sold by such Selling Stockholders shall reasonably request, and to keep each such registration or qualification (or exemption therefrom) effective during the period such registration statement is required to be kept effective and take any other action which may be necessary or reasonably advisable to enable such Selling Stockholders and underwriters to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Selling Stockholders, except that the Company shall not for any such purpose be required to (A) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (v) be obligated to be so qualified, (B) subject itself to taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction;

(vi) use reasonable best efforts to cause such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if no such securities are so listed, use reasonable best efforts to cause such Registrable Securities to be listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Stock Market;

(vii) use reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary to enable the Selling Stockholder(s) thereof to consummate the disposition of such Registrable Securities;

(viii) use reasonable best efforts to provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

(ix) in an Underwritten Offering, enter into an underwriting agreement in form, scope and substance as is customary in underwritten offerings and in connection therewith, (A) make representations and warranties to the holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Company and its subsidiaries, and the registration statement, prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers in underwritten offerings, and, if true, confirm the same if and when requested, (B) include in the underwriting agreement indemnification provisions and procedures substantially to the effect set forth in Section 1.9 hereof with respect to all parties to be indemnified pursuant to said Section except as otherwise agreed by the holders of a majority of the Registrable Securities being sold and (C) deliver such documents and certificates as are reasonably requested by the holders of a majority of the Registrable Securities being sold, their counsel and the lead managing underwriters(s), if any, to evidence the continued validity of the representations and warranties made pursuant to sub-clause (A) above and to evidence compliance with any customary conditions contained in the underwriting agreement. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder;

(x) in connection with an Underwritten Offering, use reasonable best efforts to obtain for the Selling Stockholders and underwriter(s) (A) opinions of counsel for the Company, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Selling Stockholders and underwriters and (B) “comfort” letters and updates thereof (or, in the case of any such Person which does not satisfy the conditions for receipt of a “comfort” letter specified in Statement on Auditing Standards No. 72, an “agreed upon procedures” letter) signed by the independent public accountants who have certified the Company’s financial statements and, to the extent required, any other financial statements included in such registration statement, covering the matters customarily covered in “comfort” letters in connection with underwritten offerings;

(xi) make available for inspection by the Selling Stockholders, any underwriter participating in any disposition pursuant to any registration statement, and any attorney, accountant or other agent or representative retained in connection with such offering by such Selling Stockholders or underwriter (collectively, the “Inspectors”), such financial and other records, pertinent corporate documents and instruments of the Company (collectively, the “Records”), as shall be reasonably necessary, or as shall otherwise be reasonably requested, to enable them to exercise their due diligence responsibility, and cause the officers, directors and employees of the Company and its subsidiaries (and use its reasonable best efforts to cause its auditors) to participate in customary due diligence calls and to supply all information in each case reasonably requested by any such representative, underwriter, attorney, agent or accountant in connection with such registration statement; provided, however, that the Company shall not be required to provide any information under this clause (xi) if (A) the Company believes, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or (B) if either (1) the Company has requested and been granted from the Commission confidential treatment of such information contained in any filing with the Commission or documents provided supplementally or otherwise or (2) the Company reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing; unless prior to furnishing any such information with respect to clause (1) or (2) such Selling Stockholder requesting such information enters into, and causes each of its Inspectors to enter into, a confidentiality agreement on terms and conditions reasonably acceptable to the Company; provided, further, that each Selling Stockholder agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction or by another Governmental Authority, give notice to the Company and allow the Company, at its expense, to undertake appropriate action seeking to prevent disclosure of the Records deemed confidential;

(xii) as promptly as practicable notify in writing the Selling Stockholder and the underwriters, if any, of the following events: (A) the filing of the registration statement, any amendment thereto, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement or any Free Writing Prospectus utilized in connection therewith, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective; (B) any request by the Commission or any other U.S. or state governmental authority for amendments or supplements to the registration statement or the prospectus or for additional information; (C) the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings by any Person for that purpose; (D) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction or the initiation or threat of any proceeding for such purpose; (E) if at any time the representations and warranties of the Company contained in any underwriting agreement contemplated by Section 1.6(a)(ix) cease to be true and correct in any material respect; and (F) upon the happening of any event that makes any statement made in such registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such registration statement, prospectus or documents so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and, at the request of any Selling Stockholder, promptly prepare and furnish to such Selling Stockholder a reasonable number of copies of a supplement to or an amendment of such registration statement or prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(xiii) use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the earliest reasonable practicable date, except that, subject to the requirements of Section 1.6(a)(v), the Company shall not for any such purpose be required to (A) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (xiii) be obligated to be so qualified, (B) subject itself to taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction;

(xiv) cooperate with the Selling Stockholders and the lead managing underwriter(s) to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under Applicable Law) representing securities sold under any registration statement, and enable such securities to be in such denominations and registered in such names as the lead managing underwriter(s) or such Selling Stockholders may request and keep available and make available to the Company’s transfer agent prior to the effectiveness of such registration statement a supply of such certificates;

(xv) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA; and

(xvi) have appropriate officers of the Company prepare and make presentations at a reasonable number of “road shows” and before analysts, as the case may be, and other information meetings reasonably organized by the underwriters and otherwise use its reasonable best efforts to cooperate as reasonably requested by the Selling Stockholders and the underwriters in the offering, marketing or selling of the Registrable Securities.

(b) The Company may require each Selling Stockholder and each underwriter, if any, to furnish the Company in writing such information regarding each Selling Stockholder or underwriter and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing to complete or amend the information required by such registration statement.

(c) Each Selling Stockholder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clauses (B), (C), (D), (E) and (F) of Section 1.6(a)(xii), such Selling Stockholder shall forthwith discontinue such Selling Stockholder’s disposition of Registrable Securities pursuant to the applicable registration statement and prospectus relating thereto until such Selling Stockholder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 1.6(a)(xii), or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus; provided, however, that the Company shall extend the time periods under Section 1.1(c) with respect to the length of time that the effectiveness of a registration statement must be maintained by the amount of time the holder is required to discontinue disposition of such securities.

(d) With a view to making available to the Demand Stockholders the benefits of Rule 144 under the Securities Act and any other rule or regulation of the Commission that may at any time permit a holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3 (or any successor form), the Company shall:

(i) use reasonable best efforts to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

(ii) use reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act, at any time when the Company is subject to such reporting requirements;

(iii) furnish to any Demand Stockholder, promptly upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed or furnished by the Company with the Commission as such Demand Stockholder may reasonably request in connection with the sale of Registrable Securities without registration (in each case to the extent not readily publicly available); and

(iv) otherwise provide such Demand Stockholder with such customary assistance as is reasonably requested.

1.7. Registration Expenses. All fees and expenses incident to the Company’s performance of its obligations under this Article I, including (a) all registration and filing fees, including all fees and expenses of compliance with securities and “blue sky” laws (including the reasonable and documented fees and disbursements of counsel for the underwriters in connection with “blue sky” qualifications of the Registrable Securities pursuant to Section 1.6(a)(v)) and all fees and expenses associated with filings required to be made with FINRA (including, if applicable, the fees and expenses of any “qualified independent underwriter” as such term is defined in FINRA Rule 5121), (b) all printing (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with the Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by a Demand Stockholder) and copying expenses, (c) all messenger, telephone and delivery expenses, (d) all fees and expenses of the Company’s independent certified public accountants and counsel (including with respect to “comfort” letters and opinions), (e) expenses of the Company incurred in connection with any “road show” and (f) reasonable and documented fees and disbursements of one counsel for all Demand Stockholders whose Registrable Securities are included in a registration statement, which counsel shall be selected by, in the case of a Demand Registration, the Requesting Stockholders, in the case of a Shelf Offering, the Demand Stockholder(s) requesting such offering, or in the case of any other registration, the holders of a majority of the Registrable Securities being sold in connection therewith, shall be borne solely by the Company whether or not any registration statement is filed or becomes effective. In connection with the Company’s performance of its obligations under this Article I, the Company will pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties and the expense of any annual audit) and the expenses and fees for listing the securities to be registered on each securities exchange and included in each established over-the-counter market on which similar securities issued by the Company are then listed or traded. Each Selling Stockholder shall pay its portion of all underwriting discounts and commissions and transfer taxes, if any, relating to the sale of such Selling Stockholder’s Registrable Securities pursuant to any registration.

1.8. Miscellaneous.

(a) Not less than five (5) Business Days before the expected filing date of each registration statement pursuant to this Agreement, the Company shall notify each holder of Registrable Securities who has timely provided the requisite notice hereunder entitling such holder to register Registrable Securities in such registration statement of the information, documents and instruments from such holder that the Company or any underwriter reasonably requests in connection with such registration statement, including, to the extent applicable, a questionnaire, custody agreement, power of attorney, lock-up letter and underwriting agreement (the “Requested Information”). If the Company has not received, on or before the second Business Day before the expected filing date, the Requested Information from such holder, the Company may file the registration statement without including Registrable Securities of such holder. The failure to so include in any registration statement the Registrable Securities of a holder of Registrable Securities (with regard to that registration statement) shall not result in any liability on the part of the Company to such holder.

(b) The Company shall not grant any demand, piggyback or shelf registration rights, the terms of which are senior to or conflict with the rights granted to the holders of Registrable Securities hereunder to any other Person, or enter into any other agreements that conflict with the rights granted to the holders of Registrable Securities under this Agreement (except to the extent contemplated under the definition of “Blackout Period”), without the prior written consent of Demand Stockholders holding a majority of the Registrable Securities then held by all Demand Stockholders.

1.9. Registration Indemnification.

(a) The Company agrees, without limitation as to time, to indemnify and hold harmless, to the fullest extent permitted by Law, each Selling Stockholder and its Affiliates and their respective officers, directors, members, shareholders, employees, managers, partners, accountants, attorneys and agents and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) such Selling Stockholder or such other indemnified Person and the officers, directors, members, shareholders, employees, managers, partners, accountants, attorneys and agents of each such controlling Person, each underwriter, if any, and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) such underwriter, from and against all losses, claims, damages, liabilities, costs, expenses (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses), judgments, fines, penalties, charges and amounts paid in settlement (collectively, the “Losses”), as incurred, arising out of, caused by, resulting from or relating to any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto or any omission (or alleged omission) of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (without limitation of the preceding portions of this Section 1.9(a)) will reimburse each such Selling Stockholder, each of its Affiliates, and each of their respective officers, directors, members, shareholders, employees, managers, partners, accountants, attorneys and agents and each such Person who controls each such Selling Stockholder and the officers, directors, members, shareholders, employees, managers, partners, accountants, attorneys and agents of each such controlling Person, each such underwriter and each such Person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, Loss, damage, liability or action, except insofar as the same are caused by any information furnished in writing to the Company by any Selling Stockholder expressly for use therein.

(b) In connection with any registration statement in which a Selling Stockholder is participating, without limitation as to time, each such Selling Stockholder shall, severally and not jointly, indemnify the Company, its directors and officers, and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) the Company, from and against all Losses, as incurred, arising out of, caused by, resulting from or relating to any untrue statement (or alleged untrue statement) of material fact contained in the registration statement, prospectus or preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto or any omission (or alleged omission) of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (without limitation of the preceding portions of this Section 1.9(b)) will reimburse the Company, its directors and officers and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, Loss, damage, liability or action, in each case solely to the extent, but only to the extent, that such untrue statement or omission is made in such registration statement, prospectus or preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information regarding such Selling Stockholder furnished to the Company by such Selling Stockholder for inclusion in such registration statement, prospectus or preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto. Notwithstanding the foregoing, no Selling Stockholder shall be liable under this Section 1.9(b) for amounts in excess of the net proceeds received by such holder in the offering giving rise to such liability.

(c) Any Person entitled to indemnification hereunder shall give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, however, the failure to give such notice shall not release the indemnifying party from its obligation, except to the extent that the indemnifying party has been actually and materially prejudiced by such failure to provide such notice on a timely basis.

(d) In any case in which any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and acknowledging the obligations of the indemnifying party with respect to such proceeding, the indemnifying party will not (so long as it shall continue to have the right to defend, contest, litigate and settle the matter in question in accordance with this paragraph) be liable to such indemnified party hereunder for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof (unless (i) such indemnified party reasonably objects to such assumption on the grounds that there are defenses available to it which are different from or in addition to the defenses available to such indemnifying party and, as a result, a conflict of interest exists or (ii) the indemnifying party shall have failed within a reasonable period of time to assume such defense and the indemnified party is or would reasonably be expected to be materially prejudiced by such delay, in either of which events the indemnified party shall be promptly reimbursed by the indemnifying party for the reasonable fees and expenses incurred in connection with retaining one separate legal counsel (for the avoidance of doubt, for all indemnified parties in connection therewith)). For the avoidance of doubt, notwithstanding any such assumption by an indemnifying party, the indemnified party shall have the right to employ separate counsel in any such matter and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party except as provided in the previous sentence. An indemnifying party shall not be liable for any settlement of an action or claim effected without its consent (which consent shall not be unreasonably withheld, conditioned or delayed). No matter shall be settled by an indemnifying party without the consent of the indemnified party (which consent shall not be unreasonably withheld, conditioned or delayed), unless such settlement (x) includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation, (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any indemnified party and (z) is settled solely for cash for which the indemnified party would be entitled to indemnification hereunder.

(e) The indemnification provided for under this Agreement shall survive the sale of the Registrable Securities and the termination of this Agreement.

(f) If recovery is not available under the foregoing indemnification provisions for any reason or reasons other than as specified therein, any Person who would otherwise be entitled to indemnification by the terms thereof shall nevertheless be entitled to contribution with respect to any Losses with respect to which such Person would be entitled to such indemnification but for such reason or reasons, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, the Persons’ relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and other equitable considerations appropriate under the circumstances. It is hereby agreed that it would not necessarily be equitable if the amount of such contribution were determined by pro rata or per capita allocation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not found guilty of such fraudulent misrepresentation. Notwithstanding the foregoing, no Selling Stockholder shall be required to make a contribution in excess of the amount received by such Selling Stockholder from its sale of Registrable Securities in connection with the offering that gave rise to the contribution obligation.

ARTICLE II

DEFINITIONS

2.1. Defined Terms. Capitalized terms when used in this Agreement have the following meanings:

“Affiliate” means, (a) any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person (for the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise), (b) for the avoidance of doubt, if such specified Person is an investment fund, any other investment fund, the primary investment advisor to which is the primary investment advisor to such specified Person or an Affiliate thereof, and (c) if such specified Person is a natural Person, any family member of such natural Person. “Controlled” and “controlling” shall be construed accordingly. Notwithstanding the foregoing, for all purposes of this Agreement, in no event shall an Affiliate of any Sponsor include any “portfolio company” (as such term is customarily used among institutional investors) of any Sponsor.

“Agreement” has the meaning set forth in the preamble.

“Applicable Law” means, with respect to any Person, any Law applicable to such Person, its assets, properties, operations or business.

“Beneficial Owner” or “Beneficially Own” has the meaning assigned to such term in Rule 13d-3 under the Exchange Act, and a Person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such Rule (in each case, irrespective of whether or not such Rule is actually applicable in such circumstance).

“Blackout Period” means in the event that the Company determines in good faith that the registration or sale of Registrable Securities would reasonably be expected to materially adversely affect or materially interfere with any bona fide material financing of the Company or any material transaction under consideration by the Company or would require disclosure of information that has not been, and is not otherwise required to be, disclosed to the public, the premature disclosure of which would materially adversely affect the Company, a period of up to 60 days; provided, that a Blackout Period may not occur more than twice in any period of 12 consecutive months and no more than 60 days in a 180 day period.

“Business Day” means a day on which banks are generally open for normal business in New York, New York, which day is not a Saturday or a Sunday.

“Commission” means the Securities and Exchange Commission or any other federal agency administering the Securities Act.

“Company” has the meaning set forth in the preamble.

“Company Common Stock” has the meaning set forth in the recitals.

“Demand” has the meaning set forth in Section 1.1(a).

“Demand Registration” has the meaning set forth in Section 1.1(a).

“Demand Stockholder” means any Sponsor that holds Registrable Securities.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Form S-3” has the meaning set forth in Section 1.3(a).

“Free Writing Prospectus” has the meaning set forth in Section 1.6(a)(iv).

“Governmental Authority” means any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, or applicable exchange or self-regulatory organization, including FINRA.

“Law” means any federal, state, provincial, local, municipal, foreign, international, multinational or other order, judgment, decree, constitution, law, ordinance, regulation, statute, treaty, code, rule, by-law, writ, injunction, decision, arbitration award, franchise, license, agency requirement, permit or other award of any Governmental Authority, or any policy, guideline, notice or protocol, in each case, to the extent that it has the force of law.

“Losses” has the meaning set forth in Section 1.9(a).

“Marketed Underwritten Shelf Offering” has the meaning set forth in Section 1.3(e).

“Merger Agreement” has the meaning set forth in the recitals.

“Other Demanding Sellers” has the meaning set forth in Section 1.2(b).

“Other Proposed Sellers” has the meaning set forth in Section 1.2(b).

“Permitted Transferee” means, with respect to any Sponsor, any affiliate of such Sponsor that executes a joinder hereto and becomes a party to the Support and Standstill Agreement (as defined in the Merger Agreement) to which such Sponsor is a party.

“Person” means any natural person or any corporation, partnership, limited liability company, association, trust or other entity or organization, including any Governmental Authority.

“Piggyback Notice” has the meaning set forth in Section 1.2(a).

“Piggyback Registration” has the meaning set forth in Section 1.2(a).

“Piggyback Seller” has the meaning set forth in Section 1.2(a).

“Records” has the meaning set forth in Section 1.6(a)(xi).

“Registrable Amount” means an amount of Registrable Securities having an aggregate value of at least $500 million (based on the anticipated offering price (as reasonably determined in good faith by the Company)), without regard to any underwriting discount or commission.

“Registrable Securities” means the Shares held by the Sponsors immediately following the effective time of the Mergers and any shares of Company Common Stock received by the Sponsors in respect of the Shares in connection with any stock split or subdivision, stock dividend, distribution or similar transaction; provided, that any such Shares shall cease to be Registrable Securities when (i) they are sold by the Sponsors pursuant to an effective registration statement under the Securities Act, (ii) they have been sold by the Sponsors pursuant to Rule 144 under the Securities Act or (iii) they shall have ceased to be outstanding.

“Requested Information” has the meaning set forth in Section 1.8(a).

“Requesting Stockholders” has the meaning set forth in Section 1.1(a).

“Restricted Period” has the meaning set forth in Section 1.1(a).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Stockholders” has the meaning set forth in Section 1.6(a)(i).

“Shares” has the meaning set forth in the recitals.

“Shelf Notice” has the meaning set forth in Section 1.3(a).

“Shelf Offering” has the meaning set forth in Section 1.3(e).

“Shelf Registration Statement” has the meaning set forth in Section 1.3(a).

“Sponsors” means (a) each of the Persons whose name appears on the signature pages hereto, (b) any Permitted Transferee of any of the Persons referenced in clause (a) to which Shares are transferred by such Person referenced in clause (a) and (c) any Permitted Transferee of any of the Persons included in clause (b) of this definition to which Shares are transferred by such Person.

“Take-Down Notice” has the meaning set forth in Section 1.3(e).

“Underwritten Offering” means a sale of securities of the Company to an underwriter or underwriters for reoffering to the public.

2.2. Interpretation. Whenever used herein, the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, and the words “hereof” and “herein” and similar words shall be construed as references to this Agreement as a whole and not limited to the particular Article, Section, Annex, Exhibit or Schedule in which the reference appears. Unless the context otherwise requires, references herein: (x) to Articles, Sections, Annexes, Exhibits and Schedules mean the Articles, Sections and Annexes of, and Exhibits and Schedules attached to, this Agreement; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof; and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. References to “$” or “dollars” means United States dollars. Any reference in this Agreement to any gender shall include all genders. The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms. The Annexes, and Schedules referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein. The headings of the Articles and Sections are for convenience of reference only and do not affect the interpretation of any of the provisions hereof. If, and as often as, there is any change in the outstanding shares of Company Common Stock by reason of stock dividends, splits, reverse splits, spin-offs, split-ups, mergers, reclassifications, reorganizations, recapitalizations, combinations or exchanges of shares and the like, appropriate adjustment shall be made in the provisions of this Agreement so as to fairly and equitably preserve, as far as practicable, the rights and obligations set forth herein that continue to be applicable on the date of such change. No rule of construction against the draftsperson shall be applied in connection with the interpretation or enforcement of this Agreement, as this Agreement is the product of negotiation between sophisticated parties advised by counsel.

ARTICLE III

MISCELLANEOUS

3.1. Term. This Agreement will be effective as of effective time of the Mergers and shall terminate (i) on the earliest of (a) the date on which the Merger Agreement is terminated in accordance with its terms without the Mergers having been consummated, (b) the fourth anniversary of the date on which the Mergers are consummated, and (c) the date when the Demand Stockholders Beneficially Own in the aggregate Shares constituting less than 3% of the outstanding shares of Company Common Stock, or (ii) with respect to any or all of the Sponsors, by written notice at any time by such Sponsor or Sponsors to the Company; provided, that in the event of any termination pursuant to this clause (ii), any such Sponsor or Sponsors shall not sell any Shares during any Blackout Period pending at the time of such termination. Sections 1.9 and Articles II and III shall survive any termination.

3.2. Notices. All notices, consents and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by hand delivery, by prepaid overnight courier (providing written proof of delivery), by confirmed email transmission or by certified or registered mail (return receipt requested and first class postage prepaid), addressed as follows:

(a) If to any Sponsor, to such Sponsor at the address indicated on Schedule A hereto, with a concurrent copy to (which shall not be considered notice):

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017
Attention:	William R. Dougherty, Esq. Elizabeth A. Cooper, Esq.
Email: wdougherty@stblaw.com; ecooper@stblaw.com

(b) if to the Company, to:

Fidelity National Information Services, Inc.
601 Riverside Avenue
Jacksonville, FL 32204
Attention:	Michael P. Oates
Marc M. Mayo
Email: michael.oates@fisglobal.com; marc.mayo@fisglobal.com

with a concurrent copy to (which shall not be considered notice):

Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019
Attention:	Robert S. Rachofsky, Esq.
Adam M. Turteltaub, Esq.
Email: rrachofsky@willkie.com; aturteltaub@willkie.com

3.3. Amendments and Waivers. No provision of this Agreement may be amended or modified unless such amendment or modification is in writing and signed by (i) the Company and (ii) Sponsors Beneficially Owning a majority of the Shares then Beneficially Owned by all Sponsors. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.

3.4. Successors and Assigns. Neither this Agreement nor any of the rights or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Any attempted assignment in violation of this Section 3.4 shall be void.

3.5. Severability. It is the intent of the parties that the provisions of this Agreement shall be enforced to the fullest extent permissible under Applicable Law and public policies applied in each jurisdiction in which enforcement is sought. If any particular provision or portion of this Agreement shall be adjudicated to be invalid or unenforceable, such provision or portion thereof shall be deemed amended to the minimum extent necessary to render such provision or portion valid and enforceable, and such amendment will apply only with respect to the operation of such provision or portion in the particular jurisdiction in which such adjudication is made.

3.6. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that each party need not sign the same counterpart.

3.7. Entire Agreement. This Agreement (including the documents and the instruments referred to in this Agreement), together with the Merger Agreement, the Support and Standstill Agreement and the Confidentiality Agreement (each as defined in the Merger Agreement), constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement.

3.8. APPLICABLE LAW; JURISDICTION OF DISPUTES. THIS AGREEMENT AND ALL LITIGATION, CLAIMS, ACTIONS, SUITS, HEARINGS OR PROCEEDINGS (WHETHER CIVIL, CRIMINAL OR ADMINISTRATIVE AND WHETHER BASED ON CONTRACT, TORT OR OTHERWISE), DIRECTLY OR INDIRECTLY, ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE ACTIONS OF THE COMPANY OR THE SPONSORS IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF OR THEREOF, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE. EACH OF THE PARTIES HERETO HEREBY (A) EXPRESSLY AND IRREVOCABLY SUBMITS TO THE EXCLUSIVE PERSONAL JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE

(PROVIDED, THAT IF JURISDICTION IS NOT THEN AVAILABLE IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE, THE PERSONAL JURISDICTION OF ANY UNITED STATES FEDERAL COURT LOCATED IN THE STATE OF DELAWARE OR ANY OTHER DELAWARE STATE COURT) IN THE EVENT ANY DISPUTE ARISES OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, (B) AGREES THAT IT WILL NOT ATTEMPT TO DENY OR DEFEAT SUCH PERSONAL JURISDICTION BY MOTION OR OTHER REQUEST FOR LEAVE FROM ANY SUCH COURT AND (C) AGREES THAT IT WILL NOT BRING ANY ACTION RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT IN ANY COURT OTHER THAN THE COURT OF CHANCERY OF THE STATE OF DELAWARE (PROVIDED, THAT IF JURISDICTION IS NOT THEN AVAILABLE IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE, SUCH ACTION MAY BE BROUGHT ANY UNITED STATES FEDERAL COURT LOCATED IN THE STATE OF DELAWARE OR ANY OTHER DELAWARE STATE COURT); PROVIDED THAT EACH OF THE PARTIES SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING FOR ENFORCEMENT OF A JUDGMENT ENTERED BY ANY UNITED STATES FEDERAL COURT LOCATED IN THE STATE OF DELAWARE OR ANY DELAWARE STATE COURT IN ANY OTHER COURT OR JURISDICTION.

3.9. WAIVER OF JURY TRIAL. EACH OF THE COMPANY AND THE SPONSORS IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF THE COMPANY OR THE SPONSORS IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF.

3.10. Specific Performance. The parties hereto agree that monetary damages would not be an adequate remedy in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is expressly agreed that the parties hereto shall be entitled to equitable relief, including injunctive relief and specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at law or in equity.

3.11. No Third Party Beneficiaries. Nothing in this Agreement shall confer any rights upon any Person other than the parties hereto and each such party’s respective heirs, successors and permitted assigns; provided, that the Persons indemnified under Section 1.9 are intended third party beneficiaries of Section 1.9.

3.12. No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, and notwithstanding the fact that any party hereto may be a partnership or limited liability company, each party hereto, by its acceptance of the benefits of this Agreement, covenants, agrees and acknowledges that no Persons other than the named parties hereto shall have any obligation hereunder and that it has no rights of recovery hereunder against, and no recourse hereunder or in respect of any oral representations made or alleged to be made in connection herewith shall be had against, any former, current or future director, officer, agent, Affiliate, manager, assignee, incorporator, controlling Person, fiduciary, representative or employee of any Sponsor (or any of their heirs, successors or permitted assigns), or against any former, current or future director, officer, agent, employee, Affiliate, manager, assignee, incorporator, controlling Person, fiduciary, representative, general or limited partner, stockholder, manager or member of any of the foregoing Persons, but in each case not including the named parties hereto (each, a “Non-Liable Person”), whether by or through attempted piercing of the corporate veil, by or through a claim (whether in tort, contract or otherwise) by or on behalf of such party against any Non-Liable Person, by the enforcement of any assignment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other Applicable Law or otherwise; it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any Non-Liable Person, as such, for any obligations of the applicable party under this Agreement or the transactions contemplated hereby, in respect of any oral representations made or alleged to have been made in connection herewith or therewith or for any claim (whether in tort, contract or otherwise) based on, in respect of or by reason of, such obligations or their creation.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement by their authorized representatives as of the date first above written.

FIDELITY NATIONAL INFORMATION SERVICES, INC.

By:	/s/ Gary A. Norcross
	Name:	Gary A. Norcross
	Title:	President and Chief Executive Officer

[Signature Page to Registration Rights Agreement]

BAIN CAPITAL INTEGRAL INVESTORS, LLC

By:	Bain Capital Investors, LLC,
its administrative member

By:	*
	Name:	Ian K. Loring
	Title:	Managing Director

BCIP TCV, LLC

By:	Bain Capital Investors, LLC,
its administrative member

By:	*
	Name:	Ian K. Loring
	Title:	Managing Director

*	The signature appearing immediately below shall serve as a signature at each place indicated with an “*” on this page:

/s/ Ian K. Loring
Name: Ian K. Loring

[Signature Page to Registration Rights Agreement]

BLACKSTONE CAPITAL PARTNERS IV L.P.

By:	Blackstone Management Associates IV L.L.C., its General Partner

By:	*
	Name:	David L. Johnson
	Title:	Authorized Person

BLACKSTONE CAPITAL PARTNERS IV-A L.P.

By:	Blackstone Management Associates IV L.L.C., its General Partner

By:	*
	Name:	David L. Johnson
	Title:	Authorized Person

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP IV-A L.P.

By:	Blackstone Management Associates IV L.L.C., its General Partner

By:	*
	Name:	David L. Johnson
	Title:	Authorized Person

BLACKSTONE PARTICIPATION PARTNERSHIP IV L.P.

By:	Blackstone Management Associates IV L.L.C., its General Partner

By:	*
	Name:	David L. Johnson
	Title:	Authorized Person

BLACKSTONE GT COMMUNICATIONS PARTNERS L.P.

By:	Blackstone Communications Management Associates I L.L.C., its General Partner

By:	*
	Name:	David L. Johnson
	Title:	Authorized Person

BLACKSTONE FAMILY COMMUNICATIONS PARTNERSHIP L.P.

By:	Blackstone Communications Management Associates I L.L.C., its General Partner

By:	*
	Name:	David L. Johnson
	Title:	Authorized Person

*	The signature appearing immediately below shall serve as a signature at each place indicated with an “*” on this page:

/s/ David L. Johnson
Name: David L. Johnson

[Signature Page to Registration Rights Agreement]

GS CAPITAL PARTNERS 2000, L.P.			GS CAPITAL PARTNERS V FUND, L.P.

By:	GS Advisors 2000, L.L.C.,		By:	GSCP V Advisors, L.L.C.,
	its General Partner			its General Partner

By:	*		By:	*
	Name:	Sanjeev Mehra		Name:	Sanjeev Mehra
	Title:	Vice President		Title:	Managing Director

GS CAPITAL PARTNERS 2000 EMPLOYEE FUND, L.P.			GS CAPITAL PARTNERS V INSTITUTIONAL, L.P.

By:	GS Employee Funds 2000 GP, L.L.C.,		By:	GS Advisors V, L.L.C.,
	its General Partner			its General Partner

By:	*		By:	*
	Name:	Sanjeev Mehra		Name:	Sanjeev Mehra
	Title:	Vice President		Title:	Managing Director

GS CAPITAL PARTNERS 2000 OFFSHORE, L.P.			GS CAPITAL PARTNERS V GMBH & CO. KG

By:	GS Advisors 2000, L.L.C.,		By:	GS Advisors V L.L.C.,
	its General Partner			its Managing Limited Partner

By:	*		By:	*
	Name:	Sanjeev Mehra		Name:	Sanjeev Mehra
	Title:	Vice President		Title:	Managing Director

GOLDMAN SACHS DIRECT INVESTMENT FUND 2000, L.P.			GS CAPITAL PARTNERS 2000 GMBH & CO. BETEILIGUNGS KG

By:	GS Employee Funds 2000 GP, L.L.C., its General Partner		By:	Goldman, Sachs Management GP GmbH, its General Partner

By:	*		By:	/s/ Michael Schramm
	Name:	Sanjeev Mehra		Name:	Michael Schramm
	Title:	Vice President		Title:	Managing Director

GS CAPITAL PARTNERS V OFFSHORE FUND, L.P.			By:	/s/ Dr. Arne Lawall
By:	GSCP V Offshore Advisors, L.L.C.,			Name: Title:	Dr. Arne Lawall Executive Director
its General Partner

By:	*
	Name:	Sanjeev Mehra
	Title:	Managing Director

*	The signature appearing immediately below shall serve as a signature at each place indicated with an “*” on this page:

/s/ Sanjeev Mehra
Name: Sanjeev Mehra

[Signature Page to Registration Rights Agreement]

KKR MILLENNIUM FUND L.P.

By:	KKR Associates Millennium L.P.,
its General Partner
By:	KKR Millennium GP LLC,
its General Partner

By:	*
	Name:	William J. Janetschek
	Title:	Chief Financial Officer

KKR PARTNERS III, L.P.

By:	KKR GP III LLC,
its General Partner

By:	*
	Name:	William J. Janetschek
	Title:	Chief Financial Officer

*	The signature appearing immediately below shall serve as a signature at each place indicated with an “*” on this page:

/s/ William J. Janetschek
Name: William J. Janetschek

[Signature Page to Registration Rights Agreement]

PROVIDENCE EQUITY PARTNERS V LP

By:	Providence Equity GP V LP,
its General Partner
By:	Providence Equity Partners V L.L.C.,
its General Partner

By:	*
	Name:	R. Davis Noell
	Title:	Authorized Signatory

PROVIDENCE EQUITY PARTNERS V-A LP

By:	Providence Equity GP V LP,
its General Partner
By:	Providence Equity Partners V L.L.C.,
its General Partner

By:	*
	Name:	R. Davis Noell
	Title:	Authorized Signatory

*	The signature appearing immediately below shall serve as a signature at each place indicated with an “*” on this page:

/s/ R. Davis Noell
Name: R. Davis Noell

[Signature Page to Registration Rights Agreement]

SILVER LAKE PARTNERS II, L.P.

By:	Silver Lake Technology Associates II, L.L.C.,
its General Partner

By:	*
	Name:	Greg Mondre
	Title:	Managing Director

SILVER LAKE TECHNOLOGY INVESTORS II, L.P.

By:	Silver Lake Technology Associates II, L.L.C.,
its General Partner

By:	*
	Name:	Greg Mondre
	Title:	Managing Director

*	The signature appearing immediately below shall serve as a signature at each place indicated with an “*” on this page:

/s/ Greg Mondre
Name: Greg Mondre

[Signature Page to Registration Rights Agreement]

TPG PARTNERS IV, L.P.

By:	TPG GenPar IV, L.P., its General Partner
By:	TPG Advisors IV, Inc., its General Partner

By:	*
	Name:	Clive D. Bode
	Title:	Vice President

T3 PARTNERS II, L.P.

By:	T3 GenPar II, L.P., its General Partner
By:	T3 Advisors II, Inc., its General Partner

By:	*
	Name:	Clive D. Bode
	Title:	Vice President

T3 PARALLEL II, L.P.

By:	T3 GenPar II, L.P., its General Partner
By:	T3 Advisors II, Inc., its General Partner

By:	*
	Name:	Clive D. Bode
	Title:	Vice President

TPG SOLAR III LLC

By:	TPG Partners III, L.P., its Managing Member
By:	TPG GenPar III, L.P., its General Partner
By:	TPG Advisors III, Inc., its General Partner

By:	*
	Name:	Clive D. Bode
	Title:	Vice President

TPG SOLAR CO-INVEST LLC

By:	TPG GenPar IV, L.P., its Managing Member
By:	TPG Advisors IV, Inc., its General Partner

By:	*
	Name:	Clive D. Bode
	Title:	Vice President

*	The signature appearing immediately below shall serve as a signature at each place indicated with an “*” on this page:

/s/ Clive D. Bode
Name: Clive D. Bode

[Signature Page to Registration Rights Agreement]